UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

DYNACQ HEALTHCARE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State of Incorporation)

000-20554 (Commission File No.)	76-0375477 (I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369, Houston, Texas 77029

(Address of Principal Executive Offices, including zip code)

(713) 673-6432

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release of Dynacq International, Inc. dated February 4, 2004.

Item 9. Regulation FD Disclosure.

On February 4, 2004, the Company issued a press release announcing a proposed joint venture for a hospital project in Shanghai, China, the sale of certain real property located in Slidell, Louisiana, an executive officer change, and certain other matters. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 9 by reference.

Limitation on Incorporation by Reference: In accordance with General Instructions B.2 of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition.

On February 4, 2004, the Company issued a press release announcing estimated financial results for the first quarter of fiscal 2004 ending November 30, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 12 by reference.

Limitation on Incorporation by Reference: In accordance with General Instructions B.6. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNACQ HEALTHCARE, INC.

Dated: February 4, 2004	By:	/s/ Philip S. Chan
Philip S. Chan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dynacq Healthcare, Inc. dated February 4, 2004.